                            Prudential Mutual Funds
                       Supplement dated February 28, 1996

    The following information supplements the Statement of Additional Information of each of the Funds listed below effective February 28, 1996.

    The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal ``Best Returns Zone'' band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P
500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the ``highest highs'' and ``lowest lows'' of any single asset class.


                                    [CHART]



* Source: Prudential Investment Corporation based on data from Lipper Analytical New Applications (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

  Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this Supplement relates.

          Name of Fund                                        Statement Date
Prudential Global Fund, Inc.                                  January 2, 1996
Prudential Jennison Fund, Inc.                                October 27, 1995

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